VANGUARD(R) NEW YORK
TAX-EXEMPT FUNDS

MAY 31, 2000

[SHIP GRAPHIC]
semiannual

VANGUARD NEW YORK
  TAX-EXEMPT MONEY
  MARKET FUND

VANGUARD NEW YORK
  INSURED LONG-TERM
  TAX-EXEMPT FUND

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
     o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
     o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
     o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
     o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.
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CONTENTS

REPORT FROM THE CHAIRMAN ......... 1     FUND PROFILES .................... 8

THE MARKETS IN PERSPECTIVE ....... 4     PERFORMANCE SUMMARIES ............11

REPORT FROM THE ADVISER .......... 6     FINANCIAL STATEMENTS .............12

--------------------------------------------------------------------------------

   All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the
                                Russell Indexes.

  "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates
                                 Incorporated.

REPORT FROM THE CHAIRMAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Interest rates for most municipal bonds ratcheted higher during the six months ended May 31, 2000--the first half of Vanguard New York Tax-Exempt Funds' fiscal year--and bond prices generally declined. In this environment, municipal bonds earned positive total returns, as price declines only partially offset the interest income earned during the period.
     For the half-year, our Insured Long-Term Tax-Exempt Fund earned a total return (capital change plus reinvested dividends) of 1.7%, and our Tax-Exempt Money Market Fund earned 1.8%. As you can see in the adjacent table, the returns of both funds topped those of their average peers.

---------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           MAY 31, 2000
---------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT
  MONEY MARKET FUND                               1.8%
  (SEC 7-Day Annualized Yield: 4.02%)
Average New York Tax-Exempt
  Money Market Fund*                              1.6
---------------------------------------------------------
VANGUARD NEW YORK INSURED LONG-TERM
  TAX-EXEMPT FUND                                 1.7%
Average New York Insured
  Municipal Debt Fund*                            1.0
---------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $10.42 per share on November 30, 1999, to $10.31 per share on May 31, 2000, and is adjusted for dividends totaling $0.282 per share paid from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed.
     For New York residents, income earned by our funds is exempt from federal and New York income taxes, but may be subject to local taxes and to the alternative minimum tax.
     On May 31, the Insured Long-Term Fund's yield stood at 5.59%, up from 5.22% at the end of November 1999; the Money Market Fund's yield was 4.02%, up from 3.49% six months earlier. For taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields at the end of the period were about 9.3% for the Insured Long-Term Fund and about 6.7% for the Money Market Fund.

THE PERIOD IN REVIEW
The U.S. economy expanded impressively during the six months ended May 31, but the terrific pace of economic growth stoked fears of higher inflation--and, thus, higher interest rates. These fears put pressure on the prices of both stocks and bonds, making it a volatile six months for stocks, particularly for technology shares, and a generally lackluster half-year for bonds.
     The Federal Reserve Board continued its campaign to head off inflation by hiking its target for short-term interest rates by a full percentage point during the half-year. The yield of the 10-year U.S. Treasury note rose only slightly, to 6.27% on May 31 from 6.19% six months earlier, and the yield of 3-month Treasury bills rose by 32 basis points (0.32 percentage point) to close the period at 5.62%. However, the yield of the bench-mark 30-year U.S. Treasury bond fell from 6.29% on November 30, 1999, to 6.01% on May 31, 2000. This decline resulted from the decreasing supply of long-term Treasury debt--a development that drove prices higher and yields lower for the longest-term Treasuries.

     Yields of high-grade, long-term municipal bonds ended the half-year at 5.91%, up a tiny bit from 5.87% when the period began. Yields on top-grade (MIG-1) 3-month notes rose 35 basis points to 4.15% on May 31.
     Relative to U.S. Treasury bonds, longer-term municipal bonds are extremely attractive, particularly for investors in higher income tax brackets. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 98% of the yield of the 30-year U.S. Treasury bond, whose interest is subject to federal income tax. The spread between long-term Treasury bonds and munis was unusually thin because of the heavy demand for--and, thus, lower yields of--long-term Treasuries. For securities with maturities of 10 years, the yield of municipal bonds was equal to about 85% of the yield of Treasuries, a proportion in line with the long-term historical rate.
     The U.S. stock market advanced during the six months, though as the period progressed investors' favor shifted toward value-oriented stocks and away from growth shares. The Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market, gained 2.4% for the half-year. Among large-capitalization stocks, the returns of value stocks outpaced those of growth-oriented shares by nearly 2 percentage points (3.6% for the Standard & Poor's 500/BARRA Value Index; 1.9% for the S&P 500/BARRA Growth Index). The split was especially evident from March through May, when large value stocks gained 10.0% and large growth stocks slipped -0.4%.

PERFORMANCE OVERVIEW
Vanguard New York Tax-Exempt Money Market Fund earned 1.8% for the six months, just ahead of the 1.6% return of our average peer. Our margin over our average competitor can be attributed to our much lower expenses, which give us a significant and sustainable advantage over funds that invest in similar securities.
     The 1.7% total return earned by the Insured Long-Term Tax-Exempt Fund during the half-year exceeded the 1.0% return achieved by both our average peer and the Lehman Brothers Municipal Bond Index, which exists outside the real world of operating expenses and transaction costs.
     Of course, a six-month return tells only part of the story of a bond fund's performance. We note that semiannual returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. During the 12 months ended May 31, 2000, our Insured Long-Term Tax-Exempt Fund recorded a total return of -1.3%, consisting of an income return of 5.1% and a price decline of -6.4%.
     Also, keep in mind that rising interest rates, which cause bond prices to fall, are not entirely bad news for fixed income investors. Money market yields and returns quickly adjust higher. And for long-term bonds, a rise in interest rates causes an immediate price decline, but the long-term effect can be beneficial because there is more income to reinvest at higher yields. Conversely, when interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.
     Though bond prices can swing dramatically, over the long run it is interest income that accounts for virtually all of a bond fund's total return. As such, municipal bonds that now offer a yield of about 5.5% can provide a solid long-term return, particularly if inflation remains at relatively low levels.
     A key ingredient in our success is our significant cost advantage over similar funds. Our funds have annualized expense ratios (expenses as a percentage of average net assets) of less than 0.20%, compared with the 1.17% charged by the average long-term New York tax-exempt fund and the 0.59% charged by the average New York tax-exempt money market fund. For our shareholders, the benefits of low costs are twofold. Our cost advantage provides us with a head start in our quest to outperform our competitors. Lower costs also allow our investment adviser, Vanguard Fixed Income Group, to select bonds with higher credit quality than those chosen by our peers, without a sacrifice in net yields.
     For Vanguard New York Insured Long-Term Tax-Exempt Fund, our adviser invests primarily in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have more than made up the difference, allowing our fund to provide net returns that are fully competitive with those of lower-quality municipal bond portfolios.

IN SUMMARY
The argument for holding bonds as well as stocks in a balanced portfolio is an enduring one that is not based on past returns or projections of future returns. Fixed income investments add to a portfolio's diversification, and interest income is a valuable and durable component of total return that, when compounded over long periods, plays an important role in accumulating wealth. For New York residents, the triple tax benefit of a New York municipal bond fund can be especially valuable.
     History has taught us that investors who maintain balanced portfolios of well-diversified stock funds, bond funds, and money market funds generally find it easier to maintain their equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/S/
John J. Brennan
Chairman and Chief Executive Officer

June 14, 2000

================================================================================
IN MEMORY
================================================================================
It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000

Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.
     Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.
     Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S.unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.

-----------------------------------------------------------------
                                           TOTAL RETURNS
                                    PERIODS ENDED MAY 31, 2000
                                ---------------------------------
                                 6 MONTHS     1 YEAR     5 YEARS*
-----------------------------------------------------------------
STOCKS
  S&P 500 Index                     2.9%       10.5%      23.8%
  Russell 2000 Index                5.5         9.9       13.5
  Wilshire 5000 Index               2.4        10.7       22.3
  MSCI EAFE Index                   0.7        17.4       10.4
-----------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index       1.4%        2.1%       6.0%
  Lehman 10 Year Municipal
  Bond Index                        0.7        -0.2        5.3
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index       2.7         5.2        5.2
-----------------------------------------------------------------
OTHER
  Consumer Price Index              1.8%        3.1%       2.4%
-----------------------------------------------------------------
*Annualized.

     Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

U.S. STOCK MARKETS
Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.
     The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.
     Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.
     Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS
The Federal Reserve's influence on interest rates is strongest for short-term securities. Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points--from 6.29% to 6.01%--during the half-year.
     Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.
     Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive--yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.

INTERNATIONAL STOCK MARKETS
A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)
     The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.
     In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

REPORT FROM THE ADVISER

The economy continued its robust expansion during the six months ended May 31, 2000, the first half of the fiscal year for Vanguard New York Tax-Exempt Funds. The unemployment rate fell as low as 3.9% and the economy grew at an annual rate of more than 5% during the half-year.
     A fear of inflation roiled the markets, as investors focused on rising short-term rates. On three occasions the Federal Reserve Board increased the federal funds rate to slow economic growth. In turn, this led to a noticeable increase in stock market volatility. Throughout the tumult, the tax-exempt bond market remained relatively calm. A typical long-term, high-quality municipal bond started the period with a 5.87% yield and ended it with a barely changed yield of 5.91%. Importantly, the transition from 1999 to 2000 went smoothly, without negative effects for either the issuers of municipal bonds or the financial markets.
     Although other markets were volatile during the half-year, tax-exempt bonds were a solid, if unglamorous, investment, and your funds continued to dutifully turn out consistent tax-exempt dividends. Often the municipal securities market lacks the dramatic allure of the stock market. However, tax-exempt securities are a reliable workhorse for the total return of an investor's portfolio.
     The Tax-Exempt Money Market Fund earned a tax-free return of 1.8% during the half-year, while the Insured Long-Term Tax-Exempt Fund provided a 1.7% return. Each fund outpaced the average return for its peer group of funds.

LOW DEMAND, LOW SUPPLY
During the half-year, few new investors entered the municipal bond market. Indeed, most tax-exempt funds experienced net outflows of cash, as investors redeemed shares to finance other purchases or to pay federal taxes. During this time, the low demand for municipal bonds improved their value relative to taxable bonds. As of May 31, a highly rated, long-term state general obligation bond provided 98% of the income of a similar U.S. Treasury security, even though interest paid on the municipal bond is generally exempt from federal income tax, while interest on Treasuries is not. Investors in the top (39.6%) federal income tax bracket, therefore, received 2.3 percentage points in additional yield, after taxes, from high-quality, long-term muni bonds than from similar Treasuries. Such attractive relative yields have rarely endured.
     The supply of newly issued tax-exempt bonds so far in 2000 is a staggering 30% lower than last year. The stronger economy has boosted the finances of local governments, so fewer issuers need to tap the credit markets. The drop in new municipal bond issuance has supported prices for existing tax-exempt securities,especially in states with relatively high taxes. However, the effects of reduced supply have largely been offset by tepid demand for municipal bonds. At some point, we can expect that muni bond prices will rise in relation to those of taxable bonds and that the spread between yields of municipals and taxable bonds will widen.

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INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in insured and high-quality uninsured securities issued by New York state, county, and municipal governments.
--------------------------------------------------------------------------------

MATURITY SPREADS NARROW, CREDIT SPREADS WIDEN
For municipal bonds, as for other fixed income investments, the spread in yields between issues with short- and long-term maturities has narrowed. In the tax-exempt market, the gap in yields between a 1-year bond and a 30-year bond is only 1.4 percentage points, down from about 2.0 percentage points. In the Treasury bond market, short-term yields are currently higher than yields for long-term bonds. This is unusual, because investors typically require higher yields to lend money for longer periods. The anomaly reflects the Federal Reserve Board's raising of short-term rates and the fall in supply of long-term Treasury bonds. Even if the Fed keeps raising interest rates, we expect yields for tax-exempt bonds to maintain their usual upward-sloping curve, with yields rising as maturities increase.
     During the half-year, the spread between yields of high-quality municipal bonds and yields of lower-quality bonds widened. This meant that lower-quality bond prices lagged those of high-quality bonds and that investors were demanding higher yields to take on higher credit risk. During the period, the extra income paid by bonds with the lowest investment-grade rating (Baa/BBB) versus those with the highest quality (AAA) increased from 0.50 to 0.75 percentage point. This reversed the trend of recent years, when credit spreads narrowed to historical lows as investors stretched for incrementally higher returns by buying lower-quality bonds.
     The trend toward wider credit-quality spreads began with bonds used to finance hospitals and other health care facilities. Most health care providers have credit ratings in the middle or lower tiers of investment-grade ratings. Rising cost pressures and reductions in expense reimbursement from health insurers have taken a toll. Investors are cautious and have demanded higher yields to hold bonds from these issuers, a trend that has spilled over into all lower-quality sectors. As you have come to expect, Vanguard has maintained a steady commitment to higher-quality issues. We have sought to provide superior income by keeping expenses low, so that more of the funds' gross income flows to you, rather than by taking on increased credit risk. The market's recent focus on credit quality has helped our performance relative to peer funds.

THE TAX-EXEMPT MONEY MARKET FUND
The yield on the 1-year U.S. Treasury bill rose 49 basis points to finish the period at 6.17%. This rise was a direct result of the earlier-mentioned rate hikes by the Fed. Yields on 1-year tax-exempt money market instruments rose 72 basis points during the six months. The benchmark 1-year MIG-1 tax-exempt note closed the period with a yield of 4.59%. Short-term municipal securities became more attractive relative to Treasuries: The ratio of yields of 1-year MIG-1 notes to those of 1-year Treasuries increased during the six months from 68.1% to 74.4%. Contributing to the rise in yields for short-term municipals was a surge in redemptions from tax-exempt money market funds during tax season, as shareholders wrote checks to pay their federal tax liabilities.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 13, 2000

FUND PROFILE
NEW YORK TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000. Key elements of this Profile are defined on page 9.

                                             DISTRIBUTION BY CREDIT QUALITY
FINANCIAL ATTRIBUTES                         (% OF PORTFOLIO)
-----------------------------------          -----------------------------------
Yield                          4.0%          MIG-1/SP-1+                   63.0%
Average Maturity            40 days          A-1/P-1                       32.0
Average Quality               MIG-1          AAA/AA                         4.1
Expense Ratio                0.14%*          A                              0.9
                                             -----------------------------------
*Annualized.                                 Total                        100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES                      INVESTMENT FOCUS
----------------------------------------- --------------------------------------
             NEW YORK INSURED      LEHMAN [GRID]
                    LONG-TERM      INDEX* AVERAGE MATURITY.......LONG
----------------------------------------- CREDIT QUALITY.........HIGH
Number of Issues          254      38,998
Yield                    5.6%          --
Yield to Maturity        5.6%          --
Average Coupon           5.2%        5.5%
Average Maturity   14.6 years  13.4 years
Average Quality           AAA         AA+
Average Duration    8.8 years   7.5 years
Expense Ratio         0.18%**          --
Cash Reserves            1.6%          --

 *Lehman Municipal Bond Index.
**Annualized.
                                           DISTRIBUTION BY CREDIT QUALITY
VOLATILITY MEASURES                        (% OF PORTFOLIO)
-----------------------------------------  -------------------------------------
             NEW YORK INSURED      LEHMAN  AAA                  99.8%
                    LONG-TERM      INDEX*  AA                    0.2
-----------------------------------------  A                     0.0
R-Squared               0.97         1.00  BBB                   0.0
Beta                    1.20         1.00  BB                    0.0
                                           B                     0.0
*Lehman Municipal Bond Index.              -------------------------------------
                                           TOTAL               100.0%
 DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        10.3%
1-5 Years                            7.1
5-10 Years                           8.7
10-20 Years                         44.8
20-30 Years                         27.5
Over 30 Years                        1.6
-----------------------------------------
TOTAL                              100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. Note that income returns can fluctuate, as can the share price of the New York Insured Long-Term Tax-Exempt Fund. An investor's shares in this fund, when redeemed, could be worth more or less than their original cost.

NEW YORK TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 3, 1997-MAY 31, 2000
-----------------------------------------------------------------------------------------------------------------------
                    NEW YORK TAX-EXEMPT            AVERAGE                        NEW YORK TAX-EXEMPT         AVERAGE
                      MONEY MARKET FUND            FUND*                           MONEY MARKET FUND           FUND*
FISCAL       CAPITAL       INCOME       TOTAL      TOTAL      FISCAL      CAPITAL        INCOME      TOTAL     TOTAL
YEAR         RETURN        RETURN       RETURN     RETURN     YEAR        RETURN         RETURN      RETURN   RETURN
-----------------------------------------------------------------------------------------------------------------------
1997          0.0%          0.8%         0.8%       0.8%      1999          0.0%          3.0%        3.0%        2.6%
1998          0.0           3.3          3.3        2.9       2000**        0.0           1.8         1.8         1.6
-----------------------------------------------------------------------------------------------------------------------
*Average New York Tax-Exempt Money Market Fund;              SEC 7-Day Annualized Yield (5/31/2000): 4.02%
derived from data provided by Lipper Inc.                   -----------------------------------------------------------
**Six months ended May 31, 2000.
See Financial  Highlights  table on page 23 for dividend  information  since the fund's inception.

NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 2000
-----------------------------------------------------------------------------------------------------------------------
                      NEW YORK INSURED                                          NEW YORK INSURED
                   LONG-TERM TAX-EXEMPT FUND       LEHMAN*                 LONG-TERM TAX-EXEMPT FUND           LEHMAN*
FISCAL       CAPITAL       INCOME       TOTAL       TOTAL     FISCAL      CAPITAL        INCOME      TOTAL      TOTAL
YEAR         RETURN        RETURN       RETURN     RETURN     YEAR        RETURN         RETURN      RETURN    RETURN
-----------------------------------------------------------------------------------------------------------------------
1986          0.8%          4.3%         5.1%       5.0%      1994        -11.5%          5.1%        -6.4%      -5.2%
1987        -12.0           6.2         -5.8       -0.2       1995         13.5           6.4         19.9       18.9
1988          4.4           7.2         11.6       10.6       1996          0.4           5.4          5.8        5.9
1989          5.1           7.2         12.3       11.0       1997          0.9           5.5          6.4        7.2
1990         -0.7           6.7          6.0        7.7       1998          2.4           5.3          7.7        7.8
1991          3.9           7.0         10.9       10.3       1999         -7.0           4.7         -2.3       -1.1
1992          4.1           6.5         10.6       10.0       2000**       -1.1           2.8          1.7        1.0
1993          6.4           6.0         12.4       11.1
-----------------------------------------------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
**Six months ended May 31, 2000.
See  Financial  Highlights  table  on page 24 for  dividend  and  capital  gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                                10 YEARS
                           INCEPTION                    ------------------------
                             DATE     1 YEAR  5 YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
New York Tax-Exempt
 Money Market Fund         9/3/1997    3.22%    --     0.00%**  3.22%**  3.22%**
New York Insured Long-Term
 Tax-Exempt Fund           4/7/1986   -0.31    5.75%   1.40     5.82     7.22
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calender quarter.
**Since inception.

FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------
                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                    COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
----------------------------------------------------------------------------------------------------------------
Babylon NY IDA Resource Recovery Bonds VRDO
  (Ogden Martin Project)                                  3.75%       6/7/2000 (4)        28,000          28,000
Erie County NY Water Auth. Rev. VRDO                      3.75%       6/7/2000 (2)        11,400          11,400
Great Neck NY Unified School Dist. TAN                    4.00%      6/29/2000             5,000           5,002
Great Neck NY Unified School Dist. TAN                    4.25%      6/29/2000            10,000          10,004
Half Hollow Hills NY Central School Dist. of
  Huntington & Babylon-Suffolk County TAN                 4.00%      6/29/2000            18,000          18,010
Holland Patent NY Central School Dist. BAN                4.50%     12/22/2000             9,000           9,022
Long Island NY Power Auth. Electric System Rev. CP        4.35%      7/11/2000            10,000          10,000
Long Island NY Power Auth. Electric System Rev. VRDO      3.85%       6/7/2000 LOC        23,100          23,100
Long Island NY Power Auth. Electric System Rev. VRDO      3.95%       6/7/2000 LOC        10,600          10,600
Long Island NY Power Auth. Electric System Rev. VRDO      4.30%       6/2/2000 LOC         3,000           3,000
Metro. Transp. Auth. of New York                          7.50%       7/1/2000 (Prere.)    4,350           4,451
Metro. Transp. Auth. of New York Rev. TOB VRDO            4.35%       6/7/2000 (4)         4,495           4,495
Metro. Transp. Auth. of New York Rev. TOB VRDO            4.35%       6/8/2000 (3)         6,225           6,225
Metro. Transp. Auth. of New York Rev. Transp. Fac. CP     4.20%      7/14/2000 LOC        13,500          13,500
Metro. Transp. Auth. of New York Rev. Transp. Fac. CP     4.50%      7/10/2000            12,000          12,000
Metro. Transp. Auth. of New York Rev. Transp. Fac. CP     4.65%      9/11/2000 LOC        10,000          10,000
Monroe County NY BAN                                      4.25%     12/21/2000            10,375          10,394
New York City NY Cultural Resources VRDO (Asia Society)   4.00%       6/8/2000 LOC        10,000          10,000
New York City NY Cultural Resources VRDO (Carnegie Hall
  Project)                                                3.80%       6/7/2000 LOC        15,325          15,325
New York City NY Cultural Resources VRDO
  (Solomon R. Guggenheim Foundation)                      4.25%       6/2/2000 LOC        12,525          12,525
New York City NY GO VRDO                                  3.95%       6/7/2000 LOC        12,000          12,000
New York City NY GO VRDO                                  4.15%       6/7/2000 LOC         9,600           9,600
New York City NY GO VRDO                                  4.30%       6/2/2000 LOC        11,250          11,250
New York City NY GO VRDO                                  4.30%       6/2/2000 (1)         4,000           4,000
New York City NY GO VRDO                                  4.40%       6/2/2000 LOC           815             815
New York City NY Health & Hosp. Corp. Rev. VRDO
  (Health System)                                         3.80%       6/7/2000 LOC        19,665          19,665
New York City NY Health & Hosp. Corp. Rev. VRDO
  (Health System)                                         3.90%       6/7/2000 LOC        22,200          22,200
New York City NY Housing Finance Auth.                    6.80%       5/1/2001 (ETM)       2,000           2,045

----------------------------------------------------------------------------------------------------------------
                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                    COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
New York City NY IDA VRDO (National Audubon Society)      4.25%       6/2/2000 LOC        13,600          13,600
New York City NY Muni. Water Finance Auth. Water
  & Sewer System Rev. VRDO                                4.40%       6/2/2000 (3)        39,480          39,480
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          4.45%       6/2/2000 (3)        41,700          41,700
New York City NY TOB VRDO                                 4.40%       6/8/2000 (3)+        2,275           2,275
New York City NY Transitional Finance Auth. Future
  Tax Rev. VRDO                                           3.85%       6/7/2000             9,700           9,700
New York City NY Transitional Finance Auth. Future
  Tax Rev. VRDO                                           4.15%       6/7/2000            12,300          12,300
New York City NY Transitional Finance Auth. Future
  Tax Rev. VRDO                                           4.35%       6/2/2000             3,500           3,500
New York City NY Transitional Finance Auth. Rev. BAN      4.75%      11/1/2000            20,000          20,028
New York City NY Transitional Finance Auth. Rev. VRDO     4.35%       6/8/2000 +          10,840          10,840
New York City NY Transitional Finance Auth. Rev. VRDO     4.37%       6/8/2000 (3)+        6,130           6,130
New York City NY VRDO                                     3.85%       6/7/2000 LOC         4,750           4,750
New York State Dormitory Auth. Rev. (City Univ.)         7.625%       7/1/2000 (Prere.)   35,170          35,991
New York State Dormitory Auth. Rev. (City Univ.)         7.875%       7/1/2000 (Prere.)   25,665          26,264
New York State Dormitory Auth. Rev. TOB VRDO              4.35%       6/8/2000 (1)         6,870           6,870
New York State Dormitory Auth. Rev. TOB VRDO              4.35%       6/8/2000 +           3,495           3,495
New York State Dormitory Auth. Rev. TOB VRDO
  (City Univ.)                                            4.35%       6/8/2000 (1)         4,000           4,000
New York State Dormitory Auth. Rev. VRDO
  (Cornell Univ.)                                         4.05%       6/8/2000            24,935          24,935
New York State Dormitory Auth. Rev. VRDO
  (Cornell Univ.)                                         4.30%       6/2/2000             8,685           8,685
New York State Dormitory Auth. Rev. VRDO
  (Foundling Charities Corp.)                             3.75%       6/7/2000 LOC        15,175          15,175
New York State Dormitory Auth. Rev. VRDO
  (New York Public Library)                               3.85%       6/7/2000 (1)        20,000          20,000
New York State Dormitory Auth. Rev. VRDO
  (Rockefeller Univ.)                                     3.80%       6/7/2000            29,100          29,100
New York State Dormitory Auth. Rev. VRDO
  (Sloan-Kettering Cancer Center)                         3.85%       6/7/2000 LOC        40,600          40,600
New York State Dormitory Auth. Rev. VRDO
  (Sloan-Kettering Cancer Center)                         4.35%       6/2/2000 LOC         2,930           2,930
New York State Dormitory Auth. Rev. VRDO (State Univ.)    4.35%       6/8/2000 (1)+        8,870           8,870
New York State Energy Research & Dev. Auth. PCR PUT       3.90%      12/1/2000 LOC        17,000          17,000
New York State Energy Research & Dev. Auth. VRDO          4.25%       6/2/2000 LOC         3,000           3,000
New York State Energy Research & Dev. Auth. VRDO
  (Consolidated Edison Co.)                               3.90%       6/7/2000             6,550           6,550
New York State Energy Research & Dev. Auth. VRDO
  (Consolidated Edison Co.)                               4.10%       6/7/2000            25,000          25,000
New York State Energy Research & Dev. Auth. VRDO
  (Consolidated Edison Co.)                               4.20%       6/7/2000            11,700          11,700
New York State Environmental Fac. Corp. PCR TOB VRDO
  (New York City Muni. Water Financial Auth. Project)     4.35%       6/8/2000 (1)+        5,000           5,000
New York State Environmental Fac. Corp. Solid Wate
  Disposal Rev. CP (General Electric Co. Project)         5.70%       6/8/2000             7,000           7,000
New York State Environmental Quality GO PUT               3.90%      10/5/2000 LOC        10,000          10,000
New York State GO VRDO                                    4.05%       6/8/2000 LOC         4,200           4,200
New York State Local Govt. Assistance Corp.               6.50%       4/1/2001 (Prere.)   21,255          22,019
New York State Local Govt. Assistance Corp.               7.25%       4/1/2001 (Prere.)    7,450           7,776
New York State Local Govt. Assistance Corp. TOB VRDO      4.35%       6/8/2000 (2)+        2,000           2,000
New York State Local Govt. Assistance Corp. VRDO          3.70%       6/7/2000 LOC         6,900           6,900
New York State Local Govt. Assistance Corp. VRDO          3.75%       6/7/2000 LOC        27,650          27,650
New York State Power Auth. CP                             3.95%       6/8/2000             3,400           3,400
New York State Power Auth. CP                             4.10%       6/6/2000            10,000          10,000
New York State Power Auth. CP                             5.60%      6/13/2000            31,900          31,900
New York State Thruway Auth. CP                           4.30%      6/15/2000             6,000           6,000
Onondaga County NY BAN                                    5.00%      5/17/2001            17,850          17,948
Port Washington NY Unified Free School Dist. TAN          4.00%      6/29/2000             7,000           7,003
St. Lawrence County NY IDA VRDO (Pollution Control)       4.35%       6/7/2000             2,140           2,140
Triborough Bridge & Tunnel NY Auth. Rev.                  7.00%       1/1/2001 (Prere.)    1,960           2,021

----------------------------------------------------------------------------------------------------------------
                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                    COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                          3.40%       6/7/2000 (1)        19,155          19,155
Puerto Rico Highway & Transp. Auth. VRDO                  3.50%       6/7/2000 (2)        15,400          15,400
----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $970,608)                                                                                        970,608
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                      15,180
Liabilities                                                                                               (4,108)
                                                                                                 ---------------
                                                                                                          11,072
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------
Applicable to 981,692,944 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                              $981,680
================================================================================================================
NET ASSET VALUE PER SHARE                                                                                  $1.00
================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, the aggregate value of these securities was $53,330,000, representing 5.4% of net assets.
For key to abbreviations and other references, see page 20.

--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                      $981,693             $1.00
 Undistributed Net Investment Income                       --                --
 Accumulated Net Realized Losses                           (13)              --
 Unrealized Appreciation                                   --                --
--------------------------------------------------------------------------------
 NET ASSETS                                           $981,680             $1.00
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND               COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
----------------------------------------------------------------------------------------------------------------
ISSUER INSURED (86.7%)
Albany County NY GO                                       5.00%      10/1/2012 (3)        4,400           4,197
Albany County NY GO                                       7.00%      1/15/2005 (2)           20              20
Battery Park City NY Auth.                                5.50%      11/1/2026 (2)       11,750          10,844
Broome County NY Public Safety Fac. Project               5.25%       4/1/2015 (1)        3,000           2,817
Buffalo & Erie County NY Toll Bridge Auth.                6.00%       1/1/2015 (1)        4,500           4,575
Buffalo NY General Improvement                            6.75%       3/1/2001 (1)(Prere.)3,380           3,497
Buffalo NY GO                                            5.125%       2/1/2012 (2)        1,870           1,787
Buffalo NY GO                                            5.125%       2/1/2013 (2)        2,945           2,788
Buffalo NY Sewer Auth. System Rev.                        5.00%       7/1/2012 (3)        5,675           5,322
Buffalo NY Sewer Auth. System Rev.                        5.25%       7/1/2008 (3)        3,500           3,468
Erie County NY GO                                         6.10%      1/15/2006 (3)        1,865           1,944
Erie County NY GO                                        6.125%      1/15/2007 (3)        1,660           1,738
Erie County NY Water Auth. Rev.                           0.00%      12/1/2005 (2)        3,000           2,243
Erie County NY Water Auth. Rev.                           0.00%      12/1/2006 (2)        6,915           4,878
Erie County NY Water Auth. Rev.                           6.00%      12/1/2008 (2)        1,600           1,644
Hempstead NY GO                                           5.50%       8/1/2005 (3)(Prere.)  190             197
Hempstead NY GO                                           5.50%       8/1/2011 (3)        2,260           2,266
Hempstead NY GO                                          5.625%       2/1/2006 (3)(Prere.)  480             500
Hempstead NY GO                                          5.625%       2/1/2012 (3)        1,220           1,228
Hempstead NY GO                                          5.625%       2/1/2013 (3)          960             963
Huntington NY GO                                          5.50%       4/1/2013 (3)        3,400           3,375
Huntington NY GO                                          6.70%       2/1/2011 (3)          310             343
Long Island NY Power Auth. Electric System Rev.           5.00%      12/1/2018 (4)        6,000           5,323
Long Island NY Power Auth. Electric System Rev.          5.125%      12/1/2022 (4)       51,675          45,267
Metro. NY Transp. Auth. Rev. (Commuter Fac.)              5.00%       7/1/2012 (2)        8,730           8,230
Metro. NY Transp. Auth. Rev. (Commuter Fac.)              5.00%       7/1/2015 (2)        5,500           5,035
Metro. NY Transp. Auth. Rev. (Commuter Fac.)              5.00%       7/1/2017 (2)        5,000           4,485
Metro. NY Transp. Auth. Rev. (Commuter Fac.)             5.125%       7/1/2013 (3)        3,000           2,837
Metro. NY Transp. Auth. Rev. (Commuter Fac.)              5.30%       7/1/2022 (3)       17,475          15,782
Metro. NY Transp. Auth. Rev. (Commuter Fac.)              5.50%       7/1/2017 (2)       11,585          11,150
Metro. NY Transp. Auth. Rev. (Commuter Fac.)             5.625%       7/1/2015 (4)        5,000           4,908
Metro. NY Transp. Auth. Rev. (Commuter Fac.)              5.70%       7/1/2017 (1)       16,000          15,742
Metro. NY Transp. Auth. Rev. (Dedicated Petroleum Tax)    5.25%       4/1/2021 (1)        7,900           7,105
Metro. NY Transp. Auth. Rev. (Dedicated Petroleum Tax)    5.25%       4/1/2026 (1)       34,060          30,075
Metro. NY Transp. Auth. Rev. (Dedicated Petroleum Tax)    6.00%       4/1/2020 (1)       32,500          33,180
Metro. NY Transp. Auth. Rev. (Transp. Fac.)               4.75%       7/1/2024 (1)        3,670           3,009
Metro. NY Transp. Auth. Rev. (Transp. Fac.)               5.25%       7/1/2017 (3)        6,300           5,843
Metro. NY Transp. Auth. Rev. (Transp. Fac.)               5.70%       7/1/2017 (1)        5,500           5,411
Metro. NY Transp. Auth. Rev. (Transp. Fac.)               6.00%       7/1/2011 (2)        2,000           2,002
Metro. NY Transp. Auth. Rev. (Transp. Fac.)               7.00%       7/1/2009 (2)        9,050          10,078
Monroe Woodbury NY Central School Dist.                  5.625%      5/15/2010 (1)        1,000           1,017
Monroe Woodbury NY Central School Dist.                  5.625%      5/15/2011 (1)        1,000           1,011
Monroe Woodbury NY Central School Dist.                  5.625%      5/15/2012 (1)        1,000           1,007
Monroe Woodbury NY Central School Dist.                  5.625%      5/15/2013 (1)        1,425           1,429
Monroe Woodbury NY Central School Dist.                  5.625%      5/15/2014 (1)        1,000             998
Montgomery, Ostego, Scholoharie Counties NY Solid Waste   5.25%       1/1/2014 (1)        1,640           1,553
Mount Sinai NY Union Free School Dist.                    6.20%      2/15/2014 (2)        1,050           1,117
Nassau County IDA (Hofstra Univ.)                         4.75%       7/1/2028 (1)        3,500           2,826
Nassau County NY Combined Sewer Dist. GO                  4.80%      10/1/2005 (3)        1,760           1,722
Nassau County NY Combined Sewer Dist. GO                  5.00%       5/1/2009 (3)        3,210           3,113
Nassau County NY Combined Sewer Dist. GO                  5.00%       5/1/2010 (3)        2,875           2,770
Nassau County NY Combined Sewer Dist. GO                  5.00%       5/1/2011 (3)        1,770           1,684
Nassau County NY Combined Sewer Dist. GO                  5.00%       5/1/2012 (3)        1,760           1,663
Nassau County NY Combined Sewer Dist. GO                  5.35%       7/1/2008 (1)        4,730           4,736
Nassau County NY Combined Sewer Dist. GO                  5.35%      1/15/2009 (1)        3,505           3,497
Nassau County NY Combined Sewer Dist. GO                  5.35%       7/1/2009 (1)        4,635           4,624
Nassau County NY Combined Sewer Dist. GO                 5.875%       8/1/2012 (3)          825             837
Nassau County NY Combined Sewer Dist. GO                  6.20%      5/15/2007 (1)          840             866

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
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                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND               COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                  6.20%      5/15/2008 (1)          835             861
Nassau County NY Combined Sewer Dist. GO                  6.25%      5/15/2009 (1)          825             853
Nassau County NY Combined Sewer Dist. GO                  6.25%      5/15/2010 (1)          820             844
Nassau County NY GO                                      5.125%       3/1/2013 (2)        5,860           5,547
Nassau County NY GO                                      5.125%       3/1/2014 (2)        5,900           5,536
Nassau County NY GO                                       5.25%       6/1/2011 (2)        4,670           4,560
Nassau County NY GO                                       5.25%       6/1/2012 (2)        4,670           4,517
Nassau County NY GO                                       5.25%       6/1/2013 (2)        6,905           6,622
Nassau County NY GO                                       5.25%       6/1/2014 (2)        6,585           6,265
Nassau County NY GO                                       5.50%      7/15/2007 (1)        1,270           1,286
Nassau County NY GO                                       5.50%      7/15/2008 (1)        1,300           1,314
Nassau County NY GO                                       5.50%      7/15/2009 (1)        1,325           1,336
Nassau County NY GO                                       5.50%      7/15/2010 (1)        1,345           1,353
Nassau County NY GO                                       5.50%      7/15/2011 (1)        1,370           1,370
Nassau County NY GO                                       5.70%       8/1/2011 (3)        2,000           2,034
Nassau County NY GO                                       5.75%       2/1/2011 (1)        1,100           1,112
New York City NY Cultural Resources
  (American Museum of Natural History)                    5.60%       4/1/2018 (1)        2,635           2,554
New York City NY Cultural Resources
  (American Museum of Natural History)                    5.65%       4/1/2022 (1)        5,000           4,776
New York City NY Cultural Resources
  (American Museum of Natural History)                    5.70%       4/1/2016 (1)       12,730          12,593
New York City NY Cultural Resources (Museum of Modern Art)5.40%       1/1/2006 (2)          720             723
New York City NY Cultural Resources (Museum of Modern Art)5.40%       1/1/2006 (2)(ETM)      85              86
New York City NY Cultural Resources (Museum of Modern Art)5.40%       1/1/2012 (2)        3,400           3,324
New York City NY Cultural Resources (Museum of Modern Art)5.50%       1/1/2007 (2)          805             810
New York City NY Cultural Resources (Museum of Modern Art)5.50%       1/1/2007 (2)(ETM)      35              36
New York City NY Cultural Resources (Museum of Modern Art)5.50%       1/1/2016 (2)        2,000           1,937
New York City NY GO                                      5.375%       8/1/2013 (3)        8,295           8,062
New York City NY GO                                       5.75%       8/1/2002 (3)(Prere.)1,325           1,367
New York City NY GO                                       5.75%       8/1/2009 (3)        2,925           2,964
New York City NY GO                                      6.625%       8/1/2002 (1)(Prere.)  535             561
New York City NY GO                                      6.625%       8/1/2013 (1)          140             146
New York City NY GO                                       6.95%      8/15/2004 (1)(Prere.)1,460           1,578
New York City NY GO                                       7.10%       2/1/2002 (1)(Prere.)  200             210
New York City NY GO                                       7.10%       2/1/2009 (1)          400             418
New York City NY Health & Hosp. Corp. Rev.               5.625%      2/15/2013 (2)       23,400          23,199
New York City NY IDA(USTA National Tennis Center Project)6.375%     11/15/2014 (4)        2,000           2,082
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               5.00%      6/15/2021 (3)        5,395           4,674
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                              5.125%      6/15/2022 (2)       11,000           9,673
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               5.35%      6/15/2013 (1)        5,300           5,088
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               5.75%      6/15/2031 (3)       23,650          22,645
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                              5.875%      6/15/2012 (2)       18,500          19,096
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                              5.875%      6/15/2013 (2)       20,000          20,606
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          4.30%       6/2/2000 (3)        4,700           4,700
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          4.40%       6/2/2000 (3)        9,545           9,545
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                          4.45%       6/2/2000 (3)       29,500          29,500
New York State Dormitory Auth. Rev. (Barnard College)     5.25%       7/1/2026 (2)        4,370           3,857
New York State Dormitory Auth. Rev. (Catholic Health)     5.50%       7/1/2022 (1)       10,000           9,288
New York State Dormitory Auth. Rev. (City Univ. of NY)    5.50%       7/1/2016 (2)       16,000          15,501
New York State Dormitory Auth. Rev. (City Univ. of NY)    7.00%       7/1/2000 (3)(Prere)20,700          21,154

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                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND               COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (Colgate Univ.)       6.50%       7/1/2001 (1)(Prere.)1,350           1,402
New York State Dormitory Auth. Rev. (Columbia
 Presbyterian Hosp.)                                      5.50%      2/15/2007 (2)        3,500           3,531
New York State Dormitory Auth. Rev. (Court Fac.)          5.75%      5/15/2023 (2)       11,370          10,977
New York State Dormitory Auth. Rev. (FHA Hosp. &
  Nursing Home)                                           5.00%      2/15/2025 (2)        3,410           2,900
New York State Dormitory Auth. Rev.
   (FHA Hosp. & Presbyterian Hosp.)                       5.50%       2/1/2010 (2)        6,330           6,339
New York State Dormitory Auth. Rev. (FHA Hosp. &
   Queens Hosp.)                                          5.45%      8/15/2019 (2)        5,270           4,937
New York State Dormitory Auth. Rev. (Fordham Univ.)       5.00%       7/1/2028 (1)       11,125           9,411
New York State Dormitory Auth. Rev. (Fordham Univ.)       5.50%       7/1/2023 (3)       10,150           9,377
New York State Dormitory Auth. Rev. (Fordham Univ.)       5.75%       7/1/2015 (3)        1,500           1,489
New York State Dormitory Auth. Rev. (Fordham Univ.)       7.20%       7/1/2015 (2)          710             725
New York State Dormitory Auth. Rev. (Hamilton College)    5.00%       7/1/2028 (1)       17,880          15,125
New York State Dormitory Auth. Rev. (Iona College)        5.25%       7/1/2008 (1)        1,000             995
New York State Dormitory Auth. Rev. (Iona College)        5.35%       7/1/2009 (1)        1,000             997
New York State Dormitory Auth. Rev. (Jewish Medical
  Center)                                                 5.00%       7/1/2018 (1)       10,000           8,814
New York State Dormitory Auth. Rev. (Mental Health
  Services)                                               5.00%      2/15/2023 (1)        5,000           4,279
New York State Dormitory Auth. Rev. (Montefiore
  Medical Center)                                         5.25%       2/1/2015 (2)       42,750          40,164
New York State Dormitory Auth. Rev. (Mt. Sinai School
  of Medicine)                                            6.75%       7/1/2015 (1)        7,245           7,514
New York State Dormitory Auth. Rev. (New School
  for Social Research)                                   5.625%       7/1/2016 (1)        2,260           2,219
New York State Dormitory Auth. Rev. (New School Univ.)    5.00%       7/1/2029 (1)       10,955           9,245
New York State Dormitory Auth. Rev. (New York &
  Presbyterian Hosp.)                                     4.75%       8/1/2027 (2)        7,000           5,633
New York State Dormitory Auth. Rev. (New York Medical
  College)                                                5.00%       7/1/2021 (1)       21,980          19,061
New York State Dormitory Auth. Rev. (New York Univ.)      6.00%       7/1/2015 (3)       32,165          32,460
New York State Dormitory Auth. Rev. (North Shore
  Univ. Hosp.)                                            5.20%      11/1/2017 (1)       30,170          27,576
New York State Dormitory Auth. Rev. (Pace)               5.625%       7/1/2017 (1)       11,185          10,915
New York State Dormitory Auth. Rev. (Rensselaer
  Polytech. Institute)                                    6.50%       7/1/2006 (3)        3,000           3,116
New York State Dormitory Auth. Rev. (Rochester
  Institute of Technology)                                5.25%       7/1/2022 (1)        3,000           2,686
New York State Dormitory Auth. Rev. (Rochester
  Institute of Technology)                                5.30%       7/1/2017 (1)        6,275           5,861
New York State Dormitory Auth. Rev. (School Dist. Program)6.00%       7/1/2015 (3)        2,675           2,678
New York State Dormitory Auth. Rev. (Siena College)       6.00%       7/1/2011 (1)        1,500           1,533
New York State Dormitory Auth. Rev. (Sloan-Kettering
  Cancer Center)                                          5.75%       7/1/2019 (1)        9,700           9,622
New York State Dormitory Auth. Rev. (St. John's Univ.)    5.25%       7/1/2020 (1)       15,170          13,769
New York State Dormitory Auth. Rev. (St. John's Univ.)    5.25%       7/1/2025 (1)       10,950           9,749
New York State Dormitory Auth. Rev. (St. John's Univ.)    5.70%       7/1/2026 (1)       14,370          13,641
New York State Dormitory Auth. Rev. (St. Joseph's Hosp.)  5.25%       7/1/2018 (1)        6,700           6,115
New York State Dormitory Auth. Rev.(St. Vincent Hosp.
  Medical Center)                                         5.80%       8/1/2025 (2)        4,250           4,066
New York State Dormitory Auth. Rev. (State Univ.)         4.75%      5/15/2025 (1)       12,535          10,228
New York State Dormitory Auth. Rev. (State Univ.)         6.00%       7/1/2009 (2)        1,590           1,665
New York State Dormitory Auth. Rev. (State Univ.)         6.00%      5/15/2015 (1)       12,500          12,854
New York State Dormitory Auth. Rev. (State Univ.)         6.00%      5/15/2016 (1)        5,000           5,120
New York State Dormitory Auth. Rev. (Union College)       5.75%       7/1/2010 (3)        1,800           1,822
New York State Dormitory Auth. Rev. (Univ. of Rochester)  5.00%       7/1/2017 (1)        2,000           1,794
New York State Dormitory Auth. Rev. (Univ. of Rochester)  5.00%       7/1/2023 (1)        6,820           5,859
New York State Dormitory Auth. Rev. (Upstate Community
  Colleges)                                               5.00%       7/1/2014 (2)        2,670           2,466
New York State Dormitory Auth. Rev. (Upstate Community
  Colleges)                                               5.00%       7/1/2015 (2)        3,000           2,747
New York State Dormitory Auth. Rev. (Upstate Community
  Colleges)                                               5.00%       7/1/2016 (2)        1,250           1,134
New York State Dormitory Auth. Rev. (Upstate Community
  Colleges)                                               5.25%       7/1/2012 (2)        6,170           5,966
New York State Dormitory Auth. Rev. (Vassar Brothers
  Hosp.)                                                  5.25%       7/1/2017 (4)        8,025           7,395
New York State Dormitory Auth. Rev. (Vassar Brothers
  Hosp.)                                                 5.375%       7/1/2025 (4)        7,000           6,286
New York State Energy Research & Dev. Auth. PCR
  (Niagara Mohawk)                                        5.15%      11/1/2025 (2)        5,000           4,346
New York State Energy Research & Dev. Auth. PCR
  (Niagara Mohawk)                                       6.625%      10/1/2013 (3)       10,000          10,358
New York State Local Govt. Assistance Corp. Rev.         4.875%       4/1/2020 (1)        9,800           8,359
New York State Local Govt. Assistance Corp. Rev.          5.00%       4/1/2014 (3)       13,370          12,385

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                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND               COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
New York State Local Govt. Assistance Corp. Rev.          5.00%       4/1/2021 (1)       24,825          21,600
New York State Local Govt. Assistance Corp. Rev.          5.25%       4/1/2015 (2)        8,000           7,573
New York State Local Govt. Assistance Corp. Rev.         5.375%       4/1/2019 (1)        3,000           2,793
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                5.50%      8/15/2021 (3)+       8,000           7,450
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                6.00%      8/15/2015 (1)          150             152
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                               6.375%      2/15/2002 (3)(Prere.)6,000           6,254
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                               6.375%      8/15/2010 (3)          100             103
New York State Medical Care Fac. Finance Agency
  (Mental Health Services)                                7.40%      8/15/2007 (1)          460             466
New York State Medical Care Fac. Finance Agency
  (Sisters of Charity-Buffalo)                           6.625%      11/1/2018 (2)        5,500           5,710
New York State Thruway Auth.                              5.00%       1/1/2020 (1)        5,055           4,377
New York State Thruway Auth. (Highway & Bridge Trust Fund)5.30%       4/1/2010 (1)        3,775           3,740
New York State Thruway Auth. (Highway & Bridge Trust Fund)5.50%       4/1/2015 (1)       12,480          12,195
New York State Thruway Auth. (Service Contract)           5.75%       4/1/2004 (1)(Prere.)4,000           4,164
New York State Thruway Auth. (Service Contract)           5.75%       4/1/2014 (1)        4,000           4,016
New York State Urban Dev. Corp. Rev.                     5.375%       1/1/2012 (1)       21,375          20,756
New York State Urban Dev. Corp. Rev.                      5.50%       4/1/2016 (1)       13,350          12,938
New York State Urban Dev. Corp. Rev.
  (Correctional Fac. Service Contract)                    5.00%       1/1/2017 (2)        6,670           5,994
New York State Urban Dev. Corp. Rev.
  (Correctional Fac. Service Contract)                    6.00%       1/1/2011 (2)        2,500           2,600
New York State Urban Dev. Corp. Rev.
  (Correctional Fac. Service Contract)                    6.00%       1/1/2012 (2)        3,000           3,104
New York State Urban Dev. Corp. Rev.
  (Correctional Fac. Service Contract)                    6.00%       1/1/2013 (2)        4,110           4,230
New York State Urban Dev. Corp. Rev.
  (Correctional Fac. Service Contract)                    6.00%       1/1/2014 (2)        5,000           5,128
Niagara Falls NY Bridge Comm.                             5.25%      10/1/2015 (3)        5,000           4,816
Niagara Falls NY Bridge Comm.                             6.25%      10/1/2020 (3)        8,685           9,126
Niagara Falls NY Bridge Comm.                             6.25%      10/1/2021 (3)        9,230           9,676
North Hempstead NY GO                                     6.30%       4/1/2008 (3)        2,055           2,185
North Hempstead NY GO                                     6.40%       4/1/2010 (3)        1,500           1,620
North Hempstead NY GO                                     6.40%       4/1/2011 (3)        2,075           2,244
North Hempstead NY Solid Waste Auth.                      5.00%       2/1/2012 (1)        3,370           3,165
Smithtown NY GO                                           5.25%       4/1/2006 (1)        1,000           1,003
Smithtown NY GO                                           5.45%       4/1/2008 (1)          400             403
Suffolk County NY GO                                      5.20%      7/15/2008 (3)        1,100           1,091
Suffolk County NY Water Auth.                             5.25%       6/1/2010 (2)(ETM)   3,790           3,773
Suffolk County NY Water Auth.                             5.25%       6/1/2011 (2)(ETM)   2,380           2,357
Suffolk County NY Water Auth.                             5.25%       6/1/2012 (2)(ETM)   4,290           4,219
Suffolk County NY Water Auth.                             5.25%       6/1/2017 (2)        1,695           1,609
Suffolk County NY Water Auth.                             5.75%       6/1/2002 (2)(Prere.)1,100           1,138
Suffolk County NY Water Auth.                             5.75%       6/1/2013 (2)        7,340           7,353
Triborough Bridge & Tunnel Auth. NY Rev.                  5.00%       1/1/2016 (4)        9,000           8,190
Triborough Bridge & Tunnel Auth. NY Rev.                 5.125%       1/1/2015 (1)        6,500           6,066
Triborough Bridge & Tunnel Auth. NY Rev.                  5.50%       1/1/2017 (2)        3,745           3,584
Yonkers NY School Dist. GO                                5.60%       8/1/2009 (3)          535             542
Yonkers NY School Dist. GO                                5.70%       8/1/2010 (3)          545             554
OUTSIDE NEW YORK
Puerto Rico Electric Power Auth. Rev.                     5.25%       7/1/2015 (4)        5,000           4,798
Puerto Rico GO                                            5.00%       7/1/2017 (1)       11,475          10,418
Puerto Rico GO                                            5.00%       7/1/2018 (1)        2,650           2,384
Puerto Rico Govt. Dev. Bank VRDO                          3.40%       6/7/2000 (1)          500             500
Puerto Rico Infrastructure Finance Auth. Special Tax Rev. 5.00%       7/1/2021 (2)       16,935          14,942
Puerto Rico Muni. Finance Agency                          5.75%       8/1/2011 (4)       15,810          16,430


----------------------------------------------------------------------------------------------------------------
                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND               COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
Puerto Rico Muni. Finance Agency                         5.875%       8/1/2014 (4)        6,480           6,658
Puerto Rico Muni. Finance Agency                          6.00%       8/1/2016 (4)        2,645           2,723
                                                                                                 ---------------
                                                                                                      1,279,344
                                                                                                 ---------------
SECONDARY MARKET INSURED (6.1%)
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               4.75%      6/15/2025 (4)        6,000           4,894
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               5.00%      6/15/2017 (3)        4,000           3,588
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                               5.75%      6/15/2029 (1)        5,000           4,796
New York City NY Transitional Finance Auth. Rev.          4.75%     11/15/2023 (3)        5,385           4,426
New York State Dormitory Auth. Rev. (City Univ.
 of New York)                                             5.75%       7/1/2009 (3)        3,750           3,832
New York State Dormitory Auth. Rev. (City Univ.
 of New York)                                             5.75%       7/1/2011 (3)        5,950           6,082
New York State Dormitory Auth. Rev. (Cornell Univ.)       7.25%       7/1/2012 (1)        1,175           1,201
New York State Dormitory Auth. Rev. (Mental Health
 Services)                                               5.375%      2/15/2026 (1)        7,500           6,771
New York State Dormitory Auth. Rev. (State Univ.)         5.50%      5/15/2026 (1)       12,805          11,825
New York State Dormitory Auth. Rev. (State Univ.)         6.00%      5/15/2017 (2)        3,775           3,775
New York State Medical Care Fac. Finance Agency           5.25%      2/15/2019 (3)       16,230          14,719
New York State Thruway Auth. Rev. (Highway & Bridge
 Trust Fund)                                              5.00%       4/1/2016 (4)        7,400           6,734
New York State Thruway Auth. Rev. (Highway & Bridge
 Trust Fund)                                              5.00%       4/1/2018 (4)        5,450           4,852
Port Auth. of NY & NJ Special Obligation Rev.             6.50%      1/15/2026 (1)        1,500           1,528
Triborough Bridge & Tunnel Auth. NY Rev.                  6.75%       1/1/2009 (2)        3,000           3,253
Triborough Bridge & Tunnel Auth. NY Rev.                 6.875%       1/1/2015 (3)        7,000           7,210
                                                                                                 ---------------
                                                                                                         89,486
                                                                                                 ---------------
NONINSURED (5.6%)
Long Island NY Power Auth. Electric System Rev. VRDO      3.85%       6/7/2000 LOC        6,000           6,000
Long Island NY Power Auth. Electric System Rev. VRDO      4.30%       6/2/2000 LOC        5,800           5,800
New York City NY GO VRDO                                  3.85%       6/7/2000 LOC        2,650           2,650
New York City NY GO VRDO                                  4.30%       6/2/2000 LOC          800             800
New York City NY GO VRDO                                  4.40%       6/2/2000 LOC        2,085           2,085
New York City NY Health & Hosp. Corp. Rev. VRDO
 (Health Systems)                                         3.90%       6/7/2000 LOC       10,600          10,600
New York City NY Transitional Finance Auth. Rev. VRDO     4.35%       6/2/2000           11,235          11,235
New York State Dormitory Auth. Rev. (Columbia Univ.)      5.75%       7/1/2015           11,965          12,001
New York State Dormitory Auth. Rev. (Rockefeller Univ.)   5.00%       7/1/2015            1,100           1,025
New York State Dormitory Auth. Rev. (Rockefeller Univ.)   5.00%       7/1/2018            4,555           4,121
New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)  4.30%       6/2/2000            1,900           1,900
New York State Energy Research & Dev. Auth. VRDO
 (Consolidated Edison Co.)                                3.90%       6/7/2000            6,300           6,300
New York State Energy Research & Dev. Auth. VRDO
 (Consolidated Edison Co.)                                4.10%       6/7/2000            4,100           4,100
New York State Energy Research & Dev. Auth. VRDO
 (Consolidated Edison Co.)                                4.20%       6/7/2000              200             200
New York State Environmental Fac. Water PCR               5.55%      7/15/2009            2,000           2,030
Onondaga County NY Public Improvements                   5.875%      2/15/2008            2,475           2,570
Port Auth. of New York & New Jersey VRDO                  4.35%       6/2/2000            3,050           3,050
Westchester County NY GO                                  6.70%      11/1/2008            3,250           3,585
Westchester County NY GO                                  6.70%      11/1/2009            3,645           4,043
                                                                                                 ---------------
                                                                                                         84,095
                                                                                                 ---------------
----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,501,929)                                                                                   1,452,925
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                            FACE          MARKET
                                                                      MATURITY            AMOUNT          VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND               COUPON           DATE             (000)           (000)
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     27,536
Liabilities                                                                                              (4,523)
----------------------------------------------------------------------------------------------------------------
                                                                                                         23,013
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------
Applicable to 143,211,738 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                          $1,475,938
================================================================================================================
NET ASSET VALUE PER SHARE                                                                                $10.31
================================================================================================================
*See Note A in Notes to Financial Statements.

+Securities with a value of $5,681,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see below.

--------------------------------------------------------------------------------
 AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT         PER
                                                        (000)       SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                  $1,519,003       $10.61
 Undistributed Net Investment Income                      --           --
 Accumulated Net Realized Gains                        6,219          .04
 Unrealized Depreciation--Note F
  Investment Securities                              (49,004)        (.34)
  Futures Contracts                                     (280)          --
--------------------------------------------------------------------------------
 NET ASSETS                                       $1,475,938       $10.31
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------------
                                                                                     NEW YORK
                                                               NEW YORK               INSURED
                                                             TAX-EXEMPT             LONG-TERM
                                                           MONEY MARKET            TAX-EXEMPT
                                                                   FUND                  FUND
                                                       ----------------------------------------
                                                               SIX MONTHS ENDED MAY 31, 2000
                                                       ----------------------------------------
                                                                  (000)                  (000)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                      $16,880                $41,020
                                                       ----------------------------------------
  Total Income                                                  16,880                 41,020
                                                       ----------------------------------------
EXPENSES
 The Vanguard Group--Note B
   Investment Advisory Services                                     50                     87
   Management and Administrative                                   465                  1,052
   Marketing and Distribution                                       84                    126
 Custodian Fees                                                      6                      8
 Auditing Fees                                                       4                      4
 Shareholders' Reports                                               4                     15
 Trustees' Fees and Expenses                                         1                      1
                                                       ----------------------------------------
   Total Expenses                                                  614                  1,293
   Expenses Paid Indirectly--Note C                                 (6)                   (18)
                                                       ----------------------------------------
   Net Expenses                                                    608                  1,275
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           16,272                 39,745
-----------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                         (7)                 4,299
 Futures Contracts                                                  --                  2,881
-----------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                            (7)                 7,180
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                             --                (23,258)
  Futures Contracts                                                 --                   (280)
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    --                (23,538)
===============================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $16,265                $23,387
===============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------
                                                   NEW YORK TAX-EXEMPT             NEW YORK INSURED LONG-TERM
                                                    MONEY MARKET FUND                   TAX-EXEMPT FUND
                                          ---------------------------------    --------------------------------
                                              SIX MONTHS             YEAR       SIX MONTHS                 YEAR
                                                   ENDED            ENDED            ENDED                ENDED
                                             MAY 31,2000      NOV.30,1999      MAY 31,2000          NOV.30,1999
                                                   (000)            (000)            (000)                (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                           16,272           19,239           39,745               76,372
 Realized Net Gain (Loss)                            (7)              (3)           7,180                 (981)
  Change in Unrealized Appreciation (Depreciation)   --               --          (23,538)            (112,557)
                                            -------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                   16,265           19,236           23,387              (37,166)
                                            -------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                          (16,272)         (19,239)         (39,745)             (76,372)
 Realized Capital Gain                               --               --               --              (11,381)
                                            -------------------------------------------------------------------
  Total Distributions                           (16,272)         (19,239)         (39,745)             (87,753)
CAPITAL SHARE TRANSACTIONS1
 Issued                                         705,225          920,274          208,120              524,842
 Issued in Lieu of Cash Distributions            15,658           18,542           28,448               65,691
 Redeemed                                      (537,470)        (624,003)        (273,891)            (341,929)
                                            -------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                   183,413          314,813          (37,323)             248,604
                                            -------------------------------------------------------------------
 Total Increase(Decrease)                       183,406          314,810          (53,681)             123,685
                                            -------------------------------------------------------------------
NET ASSETS
 Beginning of Period                            798,274          483,464        1,529,619            1,405,934
 End of Period                                 $981,680         $798,274       $1,475,938           $1,529,619
===============================================================================================================
1Shares Issued (Redeemed)
 Issued                                         705,225          920,274           20,168               47,958
 Issued in Lieu of Cash Distributions            15,658           18,542            2,752                6,029
 Redeemed                                      (537,470)        (624,003)         (26,533)             (31,589)
                                            -------------------------------------------------------------------
  Net Increase (Decrease) in
   Shares Outstanding                           183,413          314,813           (3,613)              22,398
===============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

---------------------------------------------------------------------------------------------------------------
                                                                          NEW YORK TAX-EXEMPT MONEY MARKET FUND
                                                                                YEAR ENDED
                                                                               NOVEMBER 30,
                                                      SIX MONTHS ENDED       ---------------       SEP.3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             MAY 31,2000       1999       1998     NOV.30,1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, Beginning of Period                             $1.00      $1.00      $1.00          $1.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                            .018       .030       .032           .008
 Net Realized and Unrealized Gain (Loss) on Investments             --         --         --             --
                                                         ------------------------------------------------------
   Total from Investment Operations                               .018       .030       .032           .008
DISTRIBUTIONS                                            ------------------------------------------------------
 Dividends from Net Investment Income                            (.018)     (.030)     (.032)         (.008)
 Distributions from Realized Capital Gains                          --         --         --             --
                                                         ------------------------------------------------------
   Total Distributions                                           (.018)     (.030)     (.032)         (.008)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $1.00      $1.00      $1.00          $1.00
===============================================================================================================
TOTAL RETURN                                                     1.82%      3.01%      3.27%          0.84%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                             $982       $798       $483           $148
 Ratio of Total Expenses to Average Net Assets                 0.14%**      0.17%      0.19%        0.20%**
 Ratio of Net Investment Income to Average Net Assets          3.61%**      2.99%      3.19%        3.52%**
===============================================================================================================
 *Inception.
**Annualized.

----------------------------------------------------------------------------------------------------------------
                                                                   NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND
                                                                            YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED        -----------------------------------------------
THROUGHOUT EACH PERIOD                       MAY 31, 2000        1999       1998       1997      1996      1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.42      $11.30     $11.05     $10.99    $11.01     $9.70
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               .282        .547       .564       .572      .569      .581
 Net Realized and Unrealized Gain (Loss)
  on Investments                                    (.110)      (.789)      .267       .101      .045     1.310
                                              ------------------------------------------------------------------
  Total from Investment Operations                   .172       (.242)      .831       .673      .614     1.891
DISTRIBUTIONS                                 ------------------------------------------------------------------
 Dividends from Net Investment Income               (.282)      (.547)     (.564)     (.572)    (.569)    (.581)
 Distributions from Realized Capital Gains             --       (.091)     (.017)     (.041)    (.065)       --
                                              ------------------------------------------------------------------
  Total Distributions                               (.282)      (.638)     (.581)     (.613)    (.634)    (.581)
================================================================================================================
NET ASSET VALUE, END OF PERIOD                     $10.31      $10.42     $11.30     $11.05    $10.99    $11.01
================================================================================================================
TOTAL RETURN                                        1.67%      -2.25%      7.69%      6.36%     5.84%    19.90%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $1,476      $1,530     $1,406     $1,133      $959      $859
 Ratio of Total Expenses to
  Average Net Assets                               0.18%*       0.20%      0.21%      0.20%     0.20%     0.22%
 Ratio of Net Investment Income to
  Average Net Assets                               5.44%*       5.02%      5.03%      5.26%     5.28%     5.51%
 Portfolio Turnover Rate                             17%*          5%        17%         6%        5%       10%
================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market and New York Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTED    PERCENTAGE      PERCENTAGE
                                TO VANGUARD          OF FUND     OF VANGUARD'S
 NEW YORK TAX-EXEMPT FUND          (000)           NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
 Money Market                     $178               0.02%           0.18%
 Insured Long-Term                 287               0.02            0.29
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2000, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                   EXPENSE REDUCTION
                                                         (000)
                                     -------------------------------------------
                                      MANAGEMENT AND               CUSTODIAN
 NEW YORK TAX-EXEMPT FUND             ADMINISTRATIVE                  FEES
--------------------------------------------------------------------------------
 Money Market                                --                       $6
 Insured Long-Term                          $10                        8
--------------------------------------------------------------------------------

D. During the six months ended May 31, 2000, the Insured Long-Term Tax-Exempt Fund purchased $116,385,000 of investment securities and sold $169,356,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $163,000 through November 30, 1999, which are deferred for tax purposes and increase the amount of unrealized depreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $798,000 to offset future net capital gains through November 30, 2007.

F. At May 31, 2000, net unrealized depreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $49,167,000, consisting of unrealized gains of $16,188,000 on securities that had risen in value since their purchase and $65,355,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)
     At May 31, 2000, the aggregate settlement value of open futures contracts expiring through September 2000 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                            (000)
                                              ----------------------------------
                                                 AGGREGATE        UNREALIZED
NEW YORK TAX-EXEMPT FUND/    NUMBER OF LONG      SETTLEMENT      APPRECIATION
FUTURES CONTRACTS           SHORT) CONTRACTS       VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------
Insured Long-Term/
 Municipal Bond Index             232              $21,728           $229
 U.S. Treasury Bond              (497)              47,526           (820)
 U.S. Treasury Note               282               27,292            311
--------------------------------------------------------------------------------

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Calvert Social Index(TM) Fund*
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund*
Energy Fund
Equity Income Fund
European Stock Index Fund*
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund*
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund*
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund LifeStrategy(R)
Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
 (California,  New Jersey,  New York, Ohio, Pennsylvania)
Tax-Exempt  Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced  Portfolio
Diversified  Value  Portfolio
Equity  Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond  Portfolio
International  Portfolio
Mid-Cap Index  Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Quantitative Equity Group.

[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds'
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q762 072000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.